Exhibit 99.1

For Release: August 2, 2005
Contact: Lisa Razo
(802) 865-1838

Merchants Bancshares, Inc. Announces 2005 Second Quarter Results

SOUTH BURLINGTON, VT - Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, today announced net income of $3.06 million, or diluted earnings of 48 cents per share, for the quarter ended June 30, 2005. This compares with net income of $2.84 million, or diluted earnings per share of 45 cents for the quarter ended June 30, 2004. The return on average assets was 1.15% and the return on average equity was 18.89% for the second quarter of 2005, compared to 1.15% and 12.96%, respectively, for the second quarter of 2004. Merchants declared a dividend on July 21, 2005, of 27 cents per share payable August 18, 2005, to shareholders of record as of August 4, 2005. For more information on the quarter please refer to Merchants' quarterly Form 10-Q, which will be filed no later than August 3 and is available on the SEC website at www.sec.gov.

Mr. Joseph Boutin, President and Chief Executive Officer, Mr. Michael Tuttle, Chief Operating Officer and Ms. Janet Spitler, Chief Financial Officer, will host a conference call to discuss these earnings results at 9:00 a.m. Eastern Time on Friday August 5, 2005. Interested parties may participate in the conference call by dialing (800) 230-1085; the title of the call is Earnings Release Conference Call for Merchants Bancshares, Inc. Participants are asked to call a few minutes prior to the conference in order to register. A replay will be available through Friday August 12, 2005. The U.S. replay dial-in number is (800) 475-6701. The replay access code is 750849.

The mission of Merchants Bank is to provide best-in-class community banking services in the state of Vermont. This commitment is fulfilled through a community, branch-based system that includes 35 bank offices throughout Vermont, employees dedicated to quality customer service, and innovative banking products such as Free Checking for Life® , MoneyLYNX® money market accounts, and CommerceLYNX® business banking products. Merchants Bank also includes a trust and investment division, known as Merchants Trust Company, serving individuals and institutions. For more information about Merchants Bank visit our website at www.mbvt.com. Merchants' stock is traded on the NASDAQ National Market system under the symbol MBVT. Member FDIC.

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect Merchants' current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause Merchants' actual results to differ significantly from those expressed in any forward-looking statement. Forward-looking statements should not be relied on since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Merchants' control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include changes in general economic conditions in Vermont, changes in interest rates, changes in competitive product and pricing pressures among financial institutions within Merchants' markets, and changes in the financial condition of Merchants' borrowers. The forward-looking statements contained herein represent Merchants' judgment as of the date of this report, and Merchants cautions readers not to place undue reliance on such statements. For further information, please refer to Merchants' reports filed with the Securities and Exchange Commission.

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Merchants Bancshares, Inc.
Financial Highlights
For the period ended June 30, 2005
(In thousands except share and per share data)

	06/30/05	12/31/04	06/30/04	12/31/03

Balance Sheets - Period End
Total assets	$1,054,435	$1,032,405	$1,033,186	$969,902
Loans	595,176	584,332	589,108	568,997
Allowance for loan losses ("ALL")	7,497	7,512	7,999	7,954
Net loans	587,679	576,820	581,109	561,043
Investment securities	388,733	376,547	377,564	340,337
Other assets	78,023	79,038	74,513	68,522
Deposits	837,942	834,164	816,756	808,083
Short-term borrowings	41,957	57,374	46,153	57,058
Long-term debt	76,594	49,757	63,280	6,618
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	20,619	--	--
Other liabilities	11,016	5,307	20,206	11,830
Shareholders' equity	66,307	65,184	86,791	86,313
Balance Sheets - Quarter-to-Date Averages
Total assets	$1,059,300	$1,041,944	$ 991,802	$965,247
Loans	590,400	586,268	579,975	564,421
Allowance for loan losses	7,505	7,862	8,002	8,032
Net loans	582,895	578,406	571,973	556,389
Investment securities, including Federal Home
Loan Bank stock	406,871	391,967	348,111	338,042
Federal funds sold, securities purchased under
agreements to resell, and interest bearing
deposits with banks	55	433	2,362	1,398
Other assets	69,479	71,138	69,356	69,418
Deposits	839,639	844,958	813,943	804,694
Short-term borrowings	47,251	45,652	41,084	57,962
Long-term debt	80,066	52,157	37,379	6,482
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	3,214	--	--
Other liabilities	7,006	14,113	11,675	10,571
Shareholders' Equity	64,719	81,850	87,721	85,538
Interest earning assets	997,326	978,668	930,448	903,861
Interest bearing liabilities	872,081	822,601	781,766	760,812
Ratios and Supplemental Information
Book value per share	$10.53	$10.44	$13.94	$13.93
Tier I leverage ratio	8.19%	8.09%	8.77%	8.70%
Period end common shares outstanding	6,296,640	6,243,710	6,226,756	6,196,053
Credit Quality - Period End
Nonperforming loans ("NPLs")	$3,597	$3,336	$893	$2,212
Nonperforming assets ("NPAs")	3,597	3,336	893	2,212
NPLs as a percent of total loans	0.60%	0.57%	0.15%	0.39%
NPAs as a percent of total assets	0.34%	0.32%	0.09%	0.23%
ALL as a percent of NPLs	208%	225%	896%	360%

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	For the Three Months Ended		For the Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2005	2004	2005	2004

Operating Results
Interest income
Interest and fees on loans	$ 9,030	$ 8,026	$17,586	$16,066
Interest and dividends on investments	4,255	3,479	8,477	7,078
Total interest income	13,285	11,505	26,063	23,144
Interest expense
Deposits	2,072	1,477	3,723	3,056
Short-term borrowings	365	118	716	322
Long-term debt	926	201	1,688	277
Total interest expense	3,363	1,796	6,127	3,655
Net interest income	9,922	9,709	19,936	19,489
Provision for loan losses	--	--	--	--
Net interest income after provision for loan losses	9,922	9,709	19,936	19,489
Noninterest income
Trust Company income	414	390	835	768
Service charges on deposits	1,126	1,254	2,202	2,401
Gain (loss) on sale of investments, net	23	(67)	84	(4)
Other noninterest income	740	635	1,366	1,198
Total noninterest income	2,303	2,212	4,487	4,363
Noninterest expense
Salaries and employee benefits	4,016	3,827	8,022	7,762
Occupancy and equipment expenses	1,563	1,497	3,181	3,007
Legal and professional fees	472	540	897	963
Marketing expenses	226	304	574	686
Equity in losses of real estate limited partnerships	420	431	850	844
Other noninterest expense	1,537	1,532	3,096	3,046
Total noninterest expense	8,234	8,131	16,620	16,308
Income before income taxes	3,991	3,790	7,803	7,544
Income taxes	934	948	1,846	1,882
Net income	$3,057	$2,842	$5,957	$5,662
Ratios and Supplemental Information
Weighted average common shares outstanding	6,316,227	6,224,674	6,322,872	6,217,467
Weighted average diluted shares outstanding	6,358,506	6,288,573	6,366,141	6,284,865
Basic earnings per common share	$0.48	$0.46	$0.94	$0.91
Diluted earnings per common share	0.48	0.45	0.94	0.90
Return on average assets	1.15%	1.15%	1.13%	1.14%
Return on average shareholders' equity	18.89%	12.96%	18.29%	12.91%
Net interest rate spread	3.80%	4.05%	3.88%	4.06%
Net interest margin	3.99%	4.20%	4.06%	4.21%
Efficiency ratio (1)	61.36%	61.63%	62.15%	62.27%

(1)

The efficiency ratio excludes amortization of intangibles, equity in losses of real estate limited partnerships, OREO expenses, gain/loss on sales of securities, state franchise taxes, and any significant nonrecurring items.

Note:	As of June 30, 2005, the Bank had off-balance sheet liabilities in the form of standby letters of credit to customers in the amount of $8.66 million.

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